THE HENNESSY
                               MUTUAL FUNDS, INC.

                         SUPPLEMENT DATED JUNE 30, 2000

                                   PROSPECTUS
                                JANUARY 28, 2000

                       (HENNESSY MUTUAL FUNDS, INC. LOGO)

                                    Hennessy
                                  Mutual Funds

                        THE HENNESSY MUTUAL FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                1 (415) 899-1555
                                1 (800) 966-4354
                             www.hennessy-funds.com
                          Hennessy Cornerstone Growth
                               Fund Symbol: HFCGX
                           Hennessy Cornerstone Value
                               Fund Symbol: HFCVX

Prospectus Supplement dated June 30, 2000

                         SUPPLEMENT DATED JUNE 30, 2000
                                     TO THE
                       PROSPECTUS DATED JANUARY 28, 2000

                        HENNESSY CORNERSTONE GROWTH FUND

                        HENNESSY CORNERSTONE VALUE FUND
                         OF HENNESSY MUTUAL FUNDS, INC.

   On June 30, 2000, the shareholders of O'Shaughnessy Cornerstone Growth Fund and O'Shaughnessy Cornerstone Value Fund (collectively, the "Funds") approved a new investment advisory agreement pursuant to which Edward J. Hennessy, Incorporated became the new investment advisor of the Funds and elected a new board of directors of O'Shaughnessy Funds, Inc. Following the shareholders meeting the board of directors adopted an amendment to the articles of incorporation of O'Shaughnessy Funds,Inc., changing its corporate name to Hennessy Mutual Funds, Inc. and changing the name of the Funds to Hennessy Cornerstone Growth Fund and Hennessy Cornerstone Value Fund.

   The Funds' investment objectives and investment policies and strategies remain unchanged.

                        HENNESSY CORNERSTONE GROWTH FUND
                        HENNESSY CORNERSTONE VALUE FUND
                     SERIES OF HENNESSY MUTUAL FUNDS, INC.
                 (FORMERLY KNOWN AS O'SHAUGHNESSY FUNDS, INC.)

The date of this Prospectus is January 28, 2000, as supplemented June 30, 2000.
                             www.hennessy-funds.com

Hennessy Cornerstone Growth Fund is a stock mutual fund that seeks long-term growth of capital.

Hennessy Cornerstone Value Fund is a stock mutual fund that seeks total return, consisting of capital appreciation and current income.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE OR DISAPPROVE OF THESE SHARES OR DETERMINE IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
An Overview of the Funds                                                   1
Performance                                                                2
Fees and Expenses                                                          3
Investment Objectives and Principal Investment Strategies                  4
Principal Risks of Investing in the Funds                                  5
Management of the Funds                                                   11
Shareholder Information                                                   11
Pricing of Fund Shares                                                    16
Dividends and Distributions                                               16
Tax Consequences                                                          17
Financial Highlights                                                      18

                            AN OVERVIEW OF THE FUNDS

WHAT ARE THE INVESTMENT GOALS OF THE FUNDS?

   CORNERSTONE GROWTH FUND seeks long-term growth of capital.

   CORNERSTONE VALUE FUND seeks total return, consisting of capital appreciation and current income.

WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

   Each Fund seeks to achieve its investment goal through a process of Strategy Indexing(R) which is pursued through the use of an investment strategy developed by O'Shaughnessy Capital Management, Inc., which has been licensed to Edward J. Hennessy Incorporated, the Funds' investment manager (the "Manager"). Each Fund will invest substantially all of its assets in common stocks selected through its strategy. Each Fund may invest in foreign securities, including American Depositary Receipts ("ADRs").

   Each Fund offers a disciplined approach to investing, based on a buy and hold philosophy over the course of each year, which ignores market timing and rejects active management. The Manager anticipates that the 50 stocks held in each Fund's portfolio will remain the same through the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally.

   CORNERSTONE GROWTH FUND. In selecting stocks for this Fund, its managers use the Cornerstone Growth Strategy(R). The Cornerstone Growth Strategy selects the 50 common stocks with the highest one-year price appreciation as of the date of purchase from the O'Shaughnessy All Stocks UniverseTM that also meet certain criteria that is explained in detail under "Investment Objectives and Principal Investment Strategies."

   CORNERSTONE VALUE FUND. In selecting stocks for this Fund, its managers use the Cornerstone Value Strategy(R). The Cornerstone Value Strategy selects the 50 highest dividend-yielding common stocks from the O'Shaughnessy Market Leaders UniverseTM that also meet certain criteria that is explained in detail under "Investment Objectives and Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

   The value of each Fund's investments, and therefore, the value of a Fund's shares, may go up or down. If the value of a Fund's investments goes down, you may lose money on your investment in the Fund. The following risks could affect the value of your investment:

   o   The stock market goes down
   o   Interest rates rise which can result in a decline in the equity market
   o Stocks in the Funds' portfolios may not increase their earnings at the rate anticipated
   o The Strategy Indexing(R) employed by the Funds could cause them to underperform similar funds that do not use this discipline
   o Securities of medium and small companies involve greater volatility than investing in larger more established companies
   o Adverse developments occur in foreign markets. Foreign investments involve greater risk.

WHO MAY WANT TO INVEST IN THE FUNDS?

   The Funds may be appropriate for investors who:
   o   Are pursuing a long-term goal such as retirement
   o Are willing to accept higher short-term risk along with higher potential for long-term growth of capital
   o   Want to add an equity investment to diversify their investment portfolio
   o Believe that long-term investing, using a disciplined strategy, is most likely to meet their investment goals

   The Funds may not be appropriate for investors who:
   o   Need regular income or stability of principal
   o   Are pursuing a short-term goal
   o   Are not comfortable with a Fund's disciplined Strategy

                                  PERFORMANCE

   The following performance information indicates some of the risks of investing in the Funds. The bar charts show how each Fund's total return has varied from year to year. The tables show each Fund's average return over time compared with broad-based market indices. This past performance will not necessarily continue in the future.

CORNERSTONE GROWTH FUND
CALENDAR YEAR TOTAL RETURNS (%)

   During the period shown in the bar chart, the Fund's highest quarterly return was 32.04% for the quarter ended December 31, 1999 and the lowest quarterly return was -28.53% for the quarter ended September 30, 1998.

                         1997                    31.34%
                         1998                     3.67%
                         1999                    37.72%

                                                               SINCE INCEPTION
                                                      1 YEAR      (11/1/96)
                                                      ------   ---------------
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
Cornerstone Growth Fund                               37.72%        22.24%
S&P 500 Index*<F1>                                    21.04%        28.15%
Russell 2000 Index **<F2>                             21.26%        14.73%
Lipper Small Cap Growth Fund Index***<F3>             61.17%        21.68%

  *<F1> The S&P 500 Index is an unmanaged capitalization-weighted index generally representative of the market for the stocks of large U.S. companies across the broad domestic economy.
 **<F2> The Russell 2000 Index is a recognized small-cap index of the 2,000 smallest securities of the Russell 3000 Index, which is comprised of the 3,000 largest U.S. securities as determined by total market capitalization.
***<F3> The Lipper Small Cap Growth Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. The S&P Small-Cap 600 Index is a market weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The funds in this Index have a similar investment objective as the Cornerstone Growth Fund.

CORNERSTONE VALUE FUND
CALENDAR YEAR TOTAL RETURNS (%)

   During the period shown in the bar chart, the Fund's highest quarterly return was 11.87% for the quarter ended December 31, 1998 and the lowest quarterly return was -10.04% for the quarter ended September 30, 1998.

                         1997                    15.29%
                         1998                     6.59%
                         1999                     6.01%

                                                               SINCE INCEPTION
                                                      1 YEAR      (11/1/96)
                                                      ------   ---------------
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
Cornerstone Value Fund                                 6.01%        8.81%
S&P 500 Index*<F4>                                    21.04%       28.15%
Lipper Multi-Cap Value Fund Index**<F5>                5.94%       14.19%

 *<F4> The S&P 500 Index is an unmanaged capitalization-weighted index generally representative of the market for the stocks of large U.S. companies across the broad domestic economy.
**<F5> The Lipper Multi-Cap Value Fund Index is comprised of funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one capitalization range over an extended period of time. The funds in this Index have a similar investment objective as the Cornerstone Value Fund.

                               FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                       CORNERSTONE  CORNERSTONE
                                                       GROWTH FUND  VALUE FUND
                                                       -----------  -----------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases          None         None
Maximum deferred sales charge (load)                      None         None
Redemption fee (as a percentage of amount redeemed)*<F6>  1.50%        1.50%
Exchange Fee*<F6>                                         1.50%        1.50%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                           0.74%        0.74%
Distribution and Service (12b-1) Fees                     None         None
Other Expenses                                            0.41%        0.64%
                                                          -----        -----
Total Annual Fund Operating Expenses                      1.15%        1.38%
                                                          -----        -----
                                                          -----        -----

*<F6> If you redeem or exchange shares you have owned for less than 90 days, a 1.50% fee will be deducted from the value of your exchange or from your redemption proceeds. This fee is payable to the Fund.

EXAMPLE

   This Example is intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in the Funds for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                       CORNERSTONE    CORNERSTONE
                                       GROWTH FUND     VALUE FUND
                                       -----------    -----------
               One Year                   $  117         $  140
               Three Years                $  365         $  436
               Five Years                 $  632         $  753
               Ten Years                  $1,393         $1,652

                           INVESTMENT OBJECTIVES AND
                        PRINCIPAL INVESTMENT STRATEGIES

   CORNERSTONE GROWTH FUND. The goal of the Cornerstone Growth Fund is to seek long-term growth of capital. The Fund seeks to meet its goal by investing substantially all of its assets in common stocks selected through the "Cornerstone Growth Strategy."

WHAT IS THE CORNERSTONE GROWTH STRATEGY?

   The Cornerstone Growth Strategy selects the 50 common stocks with the highest one-year price appreciation as of the date of purchase from the O'Shaughnessy All Stock UniverseTM that also meet the following criteria: (i) annual earnings that are higher than the previous year; (ii) a price-to-sales ratio below 1.5; (iii) positive relative strength over the past three and six month periods; and (iv) historical trading volume sufficient to allow for the Fund to purchase the required number of shares during the Re-Balance Period (as defined below). A stock's price-to-sales ratio is computed by dividing the market value of the stock by the issuer's most recent twelve months sales.

WHAT IS THE O'SHAUGHNESSY ALL STOCKS UNIVERSETM?

   The O'Shaughnessy All Stocks UniverseTM consists of all the domestic and foreign common stocks in the Standard & Poor's Compustat ("S&P Compustat") database (the "COMPUSTAT(R) Database") with market capitalizations exceeding $172 million. Currently the COMPUSTAT(R) Database consists of the stocks (including ADRS) of 9,567 issuers, and the O'Shaughnessy All Stocks UniverseTM consists of the stocks of 3,956 issuers.

   CORNERSTONE VALUE FUND. The goal of the Cornerstone Value Fund is to seek total return, consisting of capital appreciation and current income. The Fund seeks to meet its goal by investing substantially all of its assets in common stocks selected through the "Cornerstone Value Strategy."

WHAT IS THE CORNERSTONE VALUE STRATEGY?

   The Cornerstone Value Strategy involves the selection of the 50 highest dividend-yielding common stocks from the O'Shaughnessy Market Leaders UniverseTM that have historical trading volume sufficient to allow for the Fund to purchase the required number of shares during the Re-Balance Period.

WHAT IS THE O'SHAUGHNESSY MARKET LEADERS UNIVERSETM?

   The O'Shaughnessy Market Leaders UniverseTM consists of those domestic and foreign stocks in the COMPUSTAT(R) Database which are not power utility companies and which have (i) market capitalizations exceeding the average of the COMPUSTAT(R) Database; (ii) twelve month sales which are 50% greater than the average for the COMPUSTAT(R) Database; (iii) a number of shares outstanding which exceeds the average for the COMPUSTAT(R) Database; and (iv) cash flow which exceeds the average for the COMPUSTAT(R) Database. Currently, the O'Shaughnessy Market Leaders UniverseTM consists of the stocks of 279 issuers.

HOW DOES INVESTMENT THROUGH THE CORNERSTONE GROWTH STRATEGY AND THE CORNERSTONE VALUE STRATEGY WORK?

   When the Funds began operations, the Funds' then manager purchased 50 stocks for each Fund as dictated by the respective Strategy, based on information at that time. Each Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount. Since then, the Funds' former manager rebalanced the portfolio of each Fund annually based on information available during the month preceding and three months after the calendar year-end of the succeeding year (the "Re-Balance Period"), in accordance with the Fund's respective Strategy. That is, during the Re-Balance Period of each year, stocks meeting the Strategy's criteria on or about the immediately preceding year-end are purchased for the Fund to the extent not then held, stocks which no longer meet the criteria as of such date are sold, and the holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

   When a Fund receives new cash flow from the sale of its shares over the course of the year, such cash will first be used to the extent necessary to meet redemptions. The balance of any such cash will be invested in the 50 stocks selected for the Fund using the applicable Strategy as of the most recent rebalancing of the Fund's portfolio, in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis in the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into a Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities between annual Re-Balance Periods will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Strategy's criteria.

   Each Fund offers a disciplined approach to investing, based on a buy and hold philosophy over the course of each year, which ignores market timing and rejects active management. The Manager expects that the 50 stocks held in each Fund's portfolio will remain the same throughout the course of a year, despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. However, if during the course of a year it is determined that earnings or other information that form the basis for selecting a security are false or incorrect, the Manager reserves the right to replace such a security with another meeting the criteria of the respective Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in a Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during a year.

   FOREIGN SECURITIES. The Funds may invest in securities of foreign issuers, either through (i) direct purchase of securities of foreign issuers or (ii) purchase of ADRs, which are dollar-denominated securities of foreign issuers traded in the U.S. Such investments increase diversification of the respective Fund's portfolio and may enhance return, but they also involve some special risks which are described under "Principal Risks of Investing in the Funds" below.

   The Funds may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs.

   COMPUSTAT(R) DATABASE. Although S&P Compustat obtains information for inclusion in or for use in the COMPUSTAT(R) Database from sources which S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the COMPUSTAT(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Funds, or any other persons or entity from the use of the COMPUSTAT Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the COMPUSTAT Database. "Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Funds.

                   PRINCIPAL RISKS OF INVESTING IN THE FUNDS

   The principal risks of investing in the Funds that may adversely affect the Funds' net asset value or total return are summarized above in "An Overview of the Funds." These risks are discussed in more detail below.

   STRATEGY INDEXING(R) RISK. The Strategy Indexing(R) utilized by each Fund provides a disciplined approach to investing, based on a buy and hold philosophy during the course of each year, which ignores market timing and rejects active management. Each Fund will adhere to its respective Strategy (subject to applicable federal tax requirements relating to mutual funds), despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. This could result in substantial losses to a Fund, if for example, the stocks selected for a Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, poor earnings forecast, negative publicity or general market cycles.

   There can be no assurance that the market factors that caused the stocks held in a Fund's portfolio to meet a Strategy's investment criteria as of rebalancing in any given year will continue during such year until the next rebalancing, that any negative conditions adversely affecting a stock's price will not develop and/or deteriorate during a given year, or that share prices of a stock will not decline during a given year.

   Each Fund's portfolio is rebalanced annually in accordance with its respective Strategy. Rebalancing may result in elimination of better performing assets from a Fund's portfolio and increases in investments in securities with relatively lower total return.

   MARKET RISK. This is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

   SMALL AND MEDIUM SIZED COMPANIES RISK. Investing in securities of small and medium sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile.

   FOREIGN SECURITIES RISK. The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (1) unfavorable changes in currency exchange rates; (2) economic and political instability; (3) less publicly available information; (4) less strict auditing and financial reporting requirement; (5) less governmental supervision and regulation of securities markets; (6) higher transactions costs;
(7) potential adverse effects of the euro conversion; (8) greater possibility of not being able to sell securities on a timely basis; (9) nationalization and exchange controls; (10) potentially lower liquidity and higher volatility; (11) possible problems arising from regulatory practices that differ from U.S. standards; (12) the imposition of withholding taxes on income from such securities; and (13) confiscatory taxation.

WHAT IS THE HISTORICAL PERFORMANCE OF THE STRATEGIES?

   The following graphs and tables compare the actual performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), the hypothetical performance of each of the Cornerstone Growth Strategy and Cornerstone Value Strategy for the historical periods indicated and the actual performance of the Cornerstone Growth Fund and Cornerstone Value Fund for 1997, 1998 and 1999. Returns for each Strategy are the returns on a hypothetical portfolio of stocks which was rebalanced annually in accordance with such Strategy for the historical periods indicated. The Strategies have been developed and tested solely by the former manager of the Funds.

   Actual performance of the Funds may differ from the quoted performance of the Strategies for the following reasons: each Fund may not be fully invested at all times; not all stocks in a Fund's portfolio may be weighted equally at all times due to appreciation or depreciation in a stock's value; purchases and sales of stocks for a Fund's portfolio are likely to occur between annual rebalancings due to cash inflows and outflows (from purchases and redemptions of Fund shares) during the year; in managing the Funds, the Manager may make limited modifications to the Strategies as necessary to comply with federal tax laws; and the returns of the Strategies do not reflect the advisory fees, commission costs, expenses or taxes that are borne by the Funds.

   Because the returns for the Strategies are hypothetical, they do not represent actual trading or the impact that material economic and market factors might have had on the Manager's decision-making under actual circumstances. However, except as described above, the Manager can presently foresee no circumstances that would cause deviation from the Strategies in managing the Funds. All returns contained in the graphs and charts below reflect reinvestment of dividends and other earnings.

CORNERSTONE GROWTH STRATEGY STOCKS:
Hypothetical Total Return on a $10,000 Investment+<F7>

          Date                 Cornerstone Growth             S&P 500
          12/31/52                 $10,000.00                $10,000.00
          12/31/53                 $10,040.00                 $9,901.00
          12/31/54                 $15,732.68                $15,110.91
          12/31/55                 $20,515.41                $19,879.91
          12/31/56                 $24,208.19                $21,184.03
          12/31/57                 $19,874.92                $18,900.39
          12/31/58                 $30,368.88                $27,095.60
          12/31/59                 $37,687.78                $30,336.24
          12/31/60                 $42,436.44                $30,478.82
          12/31/61                 $64,121.47                $38,674.57
          12/31/62                 $53,092.58                $35,298.28
          12/31/63                 $64,135.83                $43,346.29
          12/31/64                 $83,376.58                $50,489.76
          12/31/65                $120,145.65                $56,775.73
          12/31/66                $120,025.51                $51,064.09
          12/31/67                $220,006.75                $63,309.26
          12/31/68                $331,110.16                $70,311.26
          12/31/69                $238,068.21                $64,334.81
          12/31/70                $231,878.43                $66,914.63
          12/31/71                $306,311.41                $76,490.12
          12/31/72                $366,654.76                $91,007.94
          12/31/73                $265,824.70                $77,666.18
          12/31/74                $188,469.71                $57,107.94
          12/31/75                $259,334.33                $78,352.09
          12/31/76                $343,617.98                $97,031.23
          12/31/77                $434,333.13                $90,064.39
          12/31/78                $600,682.72                $95,972.61
          12/31/79                $833,146.93               $113,669.96
          12/31/80              $1,355,530.05               $150,521.77
          12/31/81              $1,233,532.35               $143,131.15
          12/31/82              $1,691,172.84               $173,775.53
          12/31/83              $2,244,186.36               $212,892.40
          12/31/84              $2,199,302.64               $226,240.75
          12/31/85              $3,134,006.26               $298,999.78
          12/31/86              $3,688,725.36               $354,225.03
          12/31/87              $3,489,534.19               $372,751.00
          12/31/88              $4,525,925.85               $435,410.45
          12/31/89              $5,603,096.20               $572,521.20
          12/31/90              $5,418,194.03               $554,372.28
          12/31/91              $8,203,145.76               $723,733.01
          12/31/92             $10,294,947.92               $779,243.33
          12/31/93             $13,414,317.13               $857,089.74
          12/31/94             $12,703,358.33               $868,317.61
          12/31/95             $15,015,369.54             $1,193,328.89
          12/31/96             $19,748,214.01             $1,468,629.87
          12/31/97             $25,937,304.28             $1,958,564.79
          12/31/98             $26,889,203.34             $2,518,322.61
          12/31/99             $37,031,810.83             $3,048,177.68

   Cornerstone Growth Strategy Index vs. the S&P 500*<F8> (December 31, 1953-December 31, 1999)

                          CORNERSTONE                               CORNERSTONE
                            GROWTH                                    GROWTH
YEAR ENDING    S&P 500     STRATEGY     YEAR ENDING      S&P 500     STRATEGY
-----------    -------    -----------   -----------      -------    -----------
  12/31/53     -0.99%        0.40%       12/31/77        -7.18%       26.40%
  12/31/54     52.62%       56.70%       12/31/78         6.56%       38.30%
  12/31/55     31.56%       30.40%       12/31/79        18.44%       38.70%
  12/31/56      6.56%       18.00%       12/31/80        32.42%       62.70%
  12/31/57    -10.78%      -17.90%       12/31/81        -4.91%       -9.00%
  12/31/58     43.36%       52.80%       12/31/82        21.41%       37.10%
  12/31/59     11.96%       24.10%       12/31/83        22.51%       32.70%
  12/31/60      0.47%       12.60%       12/31/84         6.27%       -2.00%
  12/31/61     26.89%       51.10%       12/31/85        32.16%       42.50%
  12/31/62     -8.73%      -17.20%       12/31/86        18.47%       17.70%
  12/31/63     22.80%       20.80%       12/31/87         5.23%       -5.40%
  12/31/64     16.48%       30.00%       12/31/88        16.81%       29.70%
  12/31/65     12.45%       44.10%       12/31/89        31.49%       23.80%
  12/31/66    -10.06%       -0.10%       12/31/90        -3.17%       -3.30%
  12/31/67     23.98%       83.30%       12/31/91        30.55%       51.40%
  12/31/68     11.06%       50.50%       12/31/92         7.67%       25.50%
  12/31/69     -8.50%      -28.10%       12/31/93         9.99%       30.30%
  12/31/70      4.01%       -2.60%       12/31/94         1.31%       -5.30%
  12/31/71     14.31%       32.10%       12/31/95        37.43%       18.20%
  12/31/72     18.98%       19.70%       12/31/96        23.07%       31.52%
  12/31/73    -14.66%      -27.50%       12/31/97+<F7>   33.36%       31.34%
  12/31/74    -26.47%      -29.10%       12/31/98+<F7>   28.58%        3.67%
  12/31/75     37.20%       37.60%       12/31/99+<F7>   21.04%       37.72%
  12/31/76     23.84%       32.50%

+<F7> Returns for 1997, 1998 and 1999 are actual for the Cornerstone Growth Fund, net of fees and expenses.
*<F8> This Chart and the Index Performance Statistics and Comparisons represent past performance of the S&P 500 Index, an unmanaged index of securities, and the Cornerstone Growth Strategy, but not the Cornerstone Growth Fund, applied retroactively, and should not be considered indicative of future results. The performance of the Strategy shown is a hypothetical example of the performance of the Strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from 1952 through 1996, together with the actual return of the Cornerstone Growth Fund for 1997, 1998 and 1999. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears. The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.

CORNERSTONE VALUE STRATEGY STOCKS:
Hypothetical Total Return on a $10,000 Investment+<F9>

          Date                Cornerstone Value                S&P 500
          12/31/51                 $10,000.00                $10,000.00
          12/31/52                 $11,430.00                $11,837.00
          12/31/53                 $11,567.16                $11,719.81
          12/31/54                 $17,639.92                $17,886.78
          12/31/55                 $22,596.74                $23,531.85
          12/31/56                 $25,941.05                $25,075.54
          12/31/57                 $22,439.01                $22,372.39
          12/31/58                 $32,514.13                $32,073.06
          12/31/59                 $35,635.48                $35,909.00
          12/31/60                 $35,624.79                $36,077.77
          12/31/61                 $44,317.24                $45,779.09
          12/31/62                 $43,164.99                $41,782.57
          12/31/63                 $51,280.01                $51,309.00
          12/31/64                 $61,689.85                $59,764.72
          12/31/65                 $72,547.27                $67,205.43
          12/31/66                 $65,147.45                $60,444.56
          12/31/67                 $80,587.39                $74,939.17
          12/31/68                $101,943.05                $83,227.44
          12/31/69                 $86,651.59                $76,153.11
          12/31/70                 $96,443.22                $79,206.85
          12/31/71                $111,681.25                $90,541.35
          12/31/72                $127,316.63               $107,726.10
          12/31/73                $119,804.95                $91,933.45
          12/31/74                $105,068.94                $67,598.67
          12/31/75                $166,219.06                $92,745.37
          12/31/76                $231,376.94               $114,855.87
          12/31/77                $239,012.37               $106,609.22
          12/31/78                $246,899.78               $113,602.78
          12/31/79                $310,106.13               $134,551.14
          12/31/80                $373,057.67               $178,172.62
          12/31/81                $420,809.05               $169,424.34
          12/31/82                $503,287.63               $205,698.09
          12/31/83                $697,556.65               $252,000.73
          12/31/84                $730,341.81               $267,801.18
          12/31/85                $985,961.45               $353,926.04
          12/31/86              $1,189,069.50               $419,296.17
          12/31/87              $1,327,001.57               $441,225.36
          12/31/88              $1,678,656.98               $515,395.35
          12/31/89              $2,309,832.00               $677,693.34
          12/31/90              $2,148,143.76               $656,210.46
          12/31/91              $2,940,808.81               $856,682.76
          12/31/92              $3,281,942.63               $922,390.33
          12/31/93              $3,951,458.93             $1,014,537.12
          12/31/94              $4,141,128.96             $1,027,827.56
          12/31/95              $5,246,810.39             $1,412,543.41
          12/31/96              $6,395,861.86             $1,738,417.17
          12/31/97              $7,373,789.14             $2,318,353.14
          12/31/98              $7,859,721.85             $2,980,938.47
          12/31/99              $8,332,091.13             $3,608,127.93

   Cornerstone Value Strategy Index vs. the S&P 500*<F10> (December 31, 1952-December 31, 1999)

                          CORNERSTONE                               CORNERSTONE
                             VALUE                                     VALUE
YEAR ENDING    S&P 500     STRATEGY     YEAR ENDING      S&P 500     STRATEGY
-----------    -------    -----------   -----------      -------    -----------
  12/31/52     18.37%       14.30%       12/31/76        23.84%       39.20%
  12/31/53     -0.99%        1.20%       12/31/77        -7.18%        3.30%
  12/31/54     52.62%       52.50%       12/31/78         6.56%        3.30%
  12/31/55     31.56%       28.10%       12/31/79        18.44%       25.60%
  12/31/56      6.56%       14.80%       12/31/80        32.42%       20.30%
  12/31/57    -10.78%      -13.50%       12/31/81        -4.91%       12.80%
  12/31/58     43.36%       44.90%       12/31/82        21.41%       19.60%
  12/31/59     11.96%        9.60%       12/31/83        22.51%       38.60%
  12/31/60      0.47%       -0.03%       12/31/84         6.27%        4.70%
  12/31/61     26.89%       24.40%       12/31/85        32.16%       35.00%
  12/31/62     -8.73%       -2.60%       12/31/86        18.47%       20.60%
  12/31/63     22.80%       18.80%       12/31/87         5.23%       11.60%
  12/31/64     16.48%       20.30%       12/31/88        16.81%       26.50%
  12/31/65     12.45%       17.60%       12/31/89        31.49%       37.60%
  12/31/66    -10.06%      -10.20%       12/31/90        -3.17%       -7.00%
  12/31/67     23.98%       23.70%       12/31/91        30.55%       36.90%
  12/31/68     11.06%       26.50%       12/31/92         7.67%       11.60%
  12/31/69     -8.50%      -15.00%       12/31/93         9.99%       20.40%
  12/31/70      4.01%       11.30%       12/31/94         1.31%        4.80%
  12/31/71     14.31%       15.80%       12/31/95        37.43%       26.70%
  12/31/72     18.98%       14.00%       12/31/96        23.07%       21.90%
  12/31/73    -14.66%       -5.90%       12/31/97+<F9>   33.36%       15.29%
  12/31/74    -26.47%      -12.30%       12/31/98+<F9>   28.58%        6.59%
  12/31/75     37.20%       58.20%       12/31/99+<F9>   21.04%        6.01%

 +<F9> Returns for 1997, 1998 and 1999 are actual for the Cornerstone Value Fund, net of fees and expenses.
*<F10> This Chart and the Index Performance Statistics and Comparisons represent past performance of the S&P 500 Index, an unmanaged index of securities, and the Cornerstone Value Strategy, but not the Cornerstone Value Fund, applied retroactively, and should not be considered indicative of future results. The performance of the Strategy shown is a hypothetical example of the performance of the Strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from 1952 through 1996, together with the actual return of the Cornerstone Value Fund for 1997, 1998 and 1999. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears. The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.

              SUMMARY RESULTS FOR S&P 500 AND HYPOTHETICAL RESULTS
                    FOR CORNERSTONE GROWTH STRATEGY STOCKS,
                   DECEMBER 31, 1952-DECEMBER 31, 1999++<F13>

                                                                  CORNERSTONE
                                                     S&P 500    GROWTH STRATEGY
                                                     -------    ---------------
Arithmetic average return                             14.21%         21.88%
Standard deviation of return                          16.71%         25.04%
Annualized return                                     12.94%         19.10%
Maximum return in any year                            52.62%         83.30%
Minimum return in any year                           -26.47%        -29.10%
Sharpe risk-adjusted ratio*<F11>                      79.64%         43.86%
3 year annualized return**<F12>                       27.56%         23.31%
5 year annualized return**<F12>                       28.55%         23.86%
10 year annualized return**<F12>                      18.20%         20.79%
15 year annualized return**<F12>                      18.93%         20.71%
20 year annualized return**<F12>                      17.87%         20.89%
25 year annualized return**<F12>                      17.24%         23.52%
30 year annualized return**<F12>                      13.72%         18.32%
35 year annualized return**<F12>                      12.43%         19.03%
40 year annualized return**<F12>                      12.22%         18.80%
$10,000 becomes:                                    $3,048,178    $37,031,811

Returns for 1997, 1998 and 1999 are actual for Cornerstone Growth Fund, net of fees and expenses.

 *<F11> The Sharpe risk-adjusted ratio (the "Sharpe ratio") takes a portfolio's volatility, as measured by its standard deviation of return, into account. The higher the Sharpe ratio, the better the portfolio's risk-adjusted return. The Sharpe ratio is calculated by subtracting the risk free Treasury bill return from the portfolio's return and then dividing that number by the portfolio's overall standard deviation of return.
**<F12>   Quoted return is for the most recent period ended December 31, 1999.

++<F13> These Statistics and Comparisons represent past performance of the S&P 500, an unmanaged index of securities, and the Cornerstone Growth Strategy, but not the Cornerstone Growth Fund, applied retroactively, and should not be considered indicative of future results. The performance of the Strategy shown is a hypothetical example of the performance of the Strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from 1952 through 1996, together with the actual return of the Cornerstone Growth Fund for 1997, 1998 and 1999. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears. The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.

            SUMMARY RESULTS FOR S&P 500 AND HYPOTHETICAL RESULTS FOR
                       CORNERSTONE VALUE STRATEGY STOCKS,
                   DECEMBER 31, 1951-DECEMBER 31, 1999++<F16>

                                                                  CORNERSTONE
                                                     S&P 500    VALUE STRATEGY
                                                     -------    --------------
Arithmetic average return                             14.30%         16.22%
Standard deviation of return                          16.56%         16.54%
Annualized return                                     13.05%         15.04%
Maximum return in any year                            52.62%         58.20%
Minimum return in any year                           -26.47%        -15.00%
Sharpe risk-adjusted ratio*<F14>                      99.38%         66.85%
3 year annualized return**<F15>                       27.56%          9.22%
5 year annualized return**<F15>                       28.55%         15.01%
10 year annualized return**<F15>                      18.20%         13.69%
15 year annualized return**<F15>                      18.93%         17.62%
20 year annualized return**<F15>                      17.87%         17.89%
25 year annualized return**<F15>                      17.24%         19.12%
30 year annualized return**<F15>                      13.72%         16.44%
35 year annualized return**<F15>                      12.43%         15.05%
40 year annualized return**<F15>                      12.22%         14.61%
$10,000 becomes:                                   $3,608,128     $8,332,091

Returns for 1997, 1998 and 1999 are actual for Cornerstone Value Fund, net of fees and expenses.

 *<F14> The Sharpe ratio takes a portfolio's volatility, as measured by its standard deviation of return, into account. The higher the Sharpe ratio, the better the portfolio's risk-adjusted return. The Sharpe ratio is calculated by subtracting the risk free Treasury bill return from the portfolio's return and then dividing that number by the portfolio's overall standard deviation of return.
**<F15>   Quoted return is for the most recent period ended December 31, 1999.

++<F16> These Statistics and Comparisons represent past performance of the S&P 500, an unmanaged index of securities, and the Cornerstone Value Strategy, but not the Cornerstone Value Fund, applied retroactively, and should not be considered indicative of future results. The performance of the Strategy shown is a hypothetical example of the performance of the Strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from1952 through 1996, together with the actual return of the Cornerstone Value Fund for 1997, 1998 and 1999. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears. The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.

                            MANAGEMENT OF THE FUNDS

WHO RUNS THE FUNDS?

   One June 30, 2000, Edward J. Hennessy, Incorporated became the investment manager of each Fund. The Funds were previously managed by Netfolio, Inc. (formerly O'Shaughnessy Capital Management, Inc.) The Manager's address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945. The Manager has been providing investment advisory services since 1989. The Manager is the general partner of investment managers for two mutual funds: The Hennessy Balanced Fund and The Hennessy Leveraged Dogs Fund. The Manager also furnishes each Fund with office space and certain administrative services and provides most personnel needed by the Funds. For its services, each Fund pays the Manager a monthly management fee based upon its average daily net assets. For the fiscal year ended September 30, 1999, the Funds' prior manager received advisory fees of 0.74% of each of the Fund's average daily net assets.

   Neil J. Hennessy will be primarily responsible for day-to-day management of the portfolio of each Fund and for developing and executing each Funds' investment program.

   Prior to June 30, 2000 James P. O'Shaughnessy had the day-to-day responsibility for managing the portfolio of each Fund and developing and executing each Fund's investment program since the commencement of operations of each Fund. For the past eleven years, Mr. O'Shaughnessy has served as Chairman and CEO of the Funds' former manager. Mr. O'Shaughnessy is recognized as a leading expert and pioneer in quantitative equity analysis. He is the author of three financial books, Invest Like the Best, What Works on Wall Street and How to Retire Rich.

FUND EXPENSES

   Each Fund is responsible for its own operating expenses. At times, the Manager may reduce its fees and/or pay expenses of either Fund in order to reduce the Fund's aggregate annual operating expenses. Any reduction in advisory fees or payment of expenses made by the Manager is subject to reimbursement by the Fund if requested by the Manager in subsequent fiscal years. This reimbursement may be requested by the Manager if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Manager is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. Each Fund must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of fees and/or expenses.

                            SHAREHOLDER INFORMATION

PURCHASE OF SHARES

   The minimum initial investment in a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts. For corporate sponsored retirement plans, there is no minimum initial investment. There is no minimum subsequent investment requirement for any account. However, a $100 minimum exists for each additional investment made through the Automatic Investment Plan. The Funds may waive the minimum investment requirements from time to time.

   You may purchase shares of the Funds by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Funds are not required to issue share certificates. The Funds reserve the right to reject any purchase in whole or in part.

HOW DO I PURCHASE SHARES BY CHECK?

   If you are making an initial investment in a Fund, simply complete the appropriate Application and mail it with a check (made payable to "Hennessy Cornerstone Value Fund" or "Hennessy Cornerstone Growth Fund") to:

Hennessy Mutual Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-070

   If you wish to send your Application and check via an overnight delivery service, delivery cannot be made to a post office box. In that case, you should use the following address:

Hennessy Mutual Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan Street,
Third Floor
Milwaukee, WI 53202

   Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.

HOW DO I PURCHASE SHARES BY WIRE?

   If you are making an initial investment in a Fund, before you wire funds, you should call the Fund at 1-800-261-6950 between 6:30 a.m. and 1:00 p.m., Pacific time, on a day when the New York Stock Exchange ("NYSE") is open for trading to advise them that you are making an investment. You will then receive your account number and an order confirmation number. Before or immediately after your bank wires funds, a completed Application should be sent to the Funds' transfer agent, Firstar Mutual Fund Services, LLC (the "Transfer Agent") by U.S. mail or overnight courier to the addresses listed above. If you are making a subsequent purchase, before you wire funds, you should be sure to notify the Transfer Agent.

   All wires should specify the name of the Fund, the name(s) in which the account is registered, the shareholder's social security number or employer tax identification number, the account number and the amount being wired. Please indicate if this is an initial or subsequent investment. It is essential that your bank include complete information about your account in all wire instructions. Wire purchases are normally used only for large purchases (over $5,000). Your bank may charge you a fee for sending a wire to the Funds.

   Your bank should transmit immediately available funds by wire in your name to:

Hennessy Mutual Funds Inc.
c/o Firstar Mutual Fund Services, LLC
ABA# 075000022
DDA# 11295137

CAN I PURCHASE SHARES THROUGH BROKER-DEALERS OTHER THAN THE DISTRIBUTOR?

   You may buy, sell and exchange shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

   You may also buy, sell and exchange shares of the Funds through other outside broker-dealers that have not made arrangements with the Funds to sell their shares. Such broker-dealers may purchase shares of the Funds by telephone if they have made arrangements in advance with the Funds. To place a telephone order, such broker-dealer should call the Funds at 1-800-261-6950.

AUTOMATIC INVESTMENT PLAN

   For your convenience, each Fund offers an Automatic Investment Plan. Under this Plan, after your initial investment in a Fund, you authorize that Fund to withdraw from your checking or savings account each month or quarter an amount that you wish to invest, which must be at least $100. If you wish to enroll in this Plan, complete the appropriate section in the Application. If you are an existing shareholder, you may call the Fund at 1-800-261-6950 and request an Automatic Investment Plan Application. Signed Applications should be received by the Transfer Agent at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $20 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

RETIREMENT PLANS

   You may invest in the Funds under the following prototype retirement plans:
   o  "Education" Individual Retirement Account (IRA)
   o  "Traditional" Individual Retirement Account (IRA)
   o  "Roth" Individual Retirement Account (IRA)
   o Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations
   o Profit-Sharing and Money Purchase Pension Plans for corporations and their employees

HOW TO EXCHANGE SHARES

   You may exchange shares of one Fund for shares of the other Fund any day the Funds and the NYSE are open for business. You may also exchange shares of either Fund for shares of the Firstar Money Market Fund, a money market mutual fund not affiliated with Hennessy Mutual Funds Inc. or the Manager. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Manager of an investment in the Firstar Money Market Fund. Prior to making an exchange into the Firstar Money Market Fund, you should obtain and carefully read that fund's prospectus which may be obtained by calling 1-800-261-6950.

   If you exchange into shares of the Firstar Money Market Fund you may establish checkwriting privileges on that money market account. Contact the Fund at 1-800-261-6950 for a checkwriting application and signature card.

HOW DO I EXCHANGE SHARES BY MAIL?

   You may exchange your Fund shares by simply sending a written request to the Transfer Agent. You should give the name of your Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other fund into which the exchange is being made. If you have an existing account with the other fund, you should also give the name and account number for that fund. The letter should be signed by all of the shareholders whose names appear on the account registration.

HOW DO I EXCHANGE SHARES BY TELEPHONE?

   If your account has telephone privileges, you may also exchange Fund shares by calling the Fund at 1-800-261-6950 before the close of regular trading on the NYSE, which presently is 1:00 p.m., Pacific time. If you are exchanging shares by telephone, you will be subject to certain identification procedures which are listed below under "How do I redeem shares by telephoneo". You will be charged a $5.00 fee for exchanges of Fund shares by telephone. Telephone requests for exchanges will not be accepted with respect to shares represented by certificates. Each Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

   The Funds reserve the right on notice to shareholders to limit the number of exchanges you may make in any year to avoid excess Fund expenses. The Funds reserve the right to reject any exchange order. The Funds may modify or terminate the exchange privilege upon written notice to shareholders.

HOW TO SELL SHARES

   You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your investment representative. Such redemptions will be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day.

HOW DO I SELL SHARES BY MAIL?

   You may redeem your shares by sending a written request to the Transfer Agent. The redemption request should include the following: (i) the name of the account; (ii) the account number; (iii) the number of shares or the dollar value of shares to be redeemed; (iv) duly endorsed share certificates, if issued; (v) any signature guarantees that are required; and (vii) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether the redemptions proceeds are to be sent by mail or wire. The letter should be signed by shareholders whose names appear on the account registration. If you wish to have the proceeds wired, please give wire instructions. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required.

WHEN ARE SIGNATURE GUARANTEES REQUIRED?

   To protect the Funds and their shareholders, except as noted in the following paragraph, a signature guarantee is required for all written redemption requests. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted for any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

   The Funds will waive the signature guarantee required on redemption requests that instruct that the proceeds be sent by mail if all of the following conditions apply: (1) the redemption is for $10,000 or less; (ii) the redemption check is payable to the shareholder(s) of record; (iii) the redemption check is mailed to the shareholder(s) at the address of record; and (iv) no shares represented by certificate are being redeemed. In addition, the Funds may waive the signature guarantee for employees and affiliates of the Manager, the Distributor (as defined below), the Administrator (as defined below), and family members of the foregoing.

HOW DO I SELL SHARES BY TELEPHONE?

   If you complete the "Shareholder Privileges" section of the Fund
Application, you may redeem all or some of your shares by calling the Fund at 1-800-261-6950 before the close of regular trading on the NYSE, which presently is 1:00 p.m., Pacific time. Telephone redemptions will not be accepted with respect to shares represented by certificates or for retirement accounts.

   When you establish telephone privileges, you are authorizing the Funds and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

   Before acting on instructions received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders. The Funds may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

   You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under "How Do I Purchase Shares by Checko" above. Your written request for telephone privileges must be signed by the registered owner(s) of the shares exactly as the account is required and signature guaranteed, and include the name of the account, the account number and the name of the Fund.

   You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

WHEN WILL I RECEIVE MY REDEMPTION PROCEEDS?

   Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Application is received by the Funds. If you did not purchase your shares with a certified check or wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

   If you made your redemption request by telephone, the proceeds will be mailed within one or two days. If you request, redemption proceeds will be wired on the next business day to the bank account you have designated in your Fund Application or written instructions. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $12. This fee will be deducted from your redemption proceeds and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires.

   Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Funds would do so except in unusual circumstances. If either Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

WHEN WILL I PAY A REDEMPTION FEE?

   The Funds are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, each Fund will assess a 1.5% fee on redemptions and exchanges of Fund shares purchased and held for less than 90 days. This fee will be paid to the Fund to help offset transactions costs. In determining the 90-day holding period, the Funds will use the "first-in, first-out" method. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If those shares were held for less than 90 days, the fee will be assessed.

   This fee does not apply to: (i) any shares purchased through reinvested dividends or capital gains; or (ii) shares held in 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts. In addition, this fee may not apply to shares held in broker omnibus accounts.

CAN MY ACCOUNT BE INVOLUNTARILY REDEEMED?

   The Funds may redeem the shares in your account if the value of your account is less than $2,500 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Funds make an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Funds take any action.

SYSTEMATIC CASH WITHDRAWAL PROGRAM

   As another convenience, you may redeem your Fund shares through the Systematic Cash Withdrawal Program. If you elect this method of redemption, the Fund will send you or a designated third party a check in a minimum amount of $50. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent.

   A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

                             PRICING OF FUND SHARES

   The price of each Fund's shares is based on the Fund's net asset value. This is calculated by dividing each Fund's assets, minus its liabilities, by the number of shares outstanding. Each Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. Each Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders by that Fund. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

   The net asset value of each Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 1:00 p.m., Pacific time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                          DIVIDENDS AND DISTRIBUTIONS

   Each Fund will make distributions of dividends and capital gains, if any, annually, usually on or about December 31 of each year.

   All distributions will be reinvested in shares of the distributing Fund unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent at one of the addresses forth under "How Do I Purchase Shares by Checko" above in advance of the payment date of the distribution.

                                TAX CONSEQUENCES

   The Funds intend to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                              FINANCIAL HIGHLIGHTS

   These tables show each Fund's financial performance during the period of its operations. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. Information for the fiscal year ended September 30, 1999 has been audited by PricewaterhouseCoopers, LLP, independent auditors. Their report and the Funds' financial statements are included in the Annual Reports which are available upon request. Information for earlier periods shown was audited by other independent accountants.

                                       CORNERSTONE GROWTH FUND                             CORNERSTONE VALUE FUND
                          --------------------------------------------------- ----------------------------------------------------
                                    YEAR ENDED          NOVEMBER 1, 1996*<F17>          YEAR ENDED           NOVEMBER 1, 1996*<F17>
                          ------------------------------        THROUGH       ------------------------------        THROUGH
                          SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
                              1999              1998             1997              1999             1998              1997
                          ---------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period        $ 9.57           $15.30            $10.00           $10.84           $11.50            $10.00
                             ------           ------            ------           ------           ------            ------
Income from investment
  operations:
   Net investment
     income (loss)            (0.09)           (0.07)            (0.02)            0.33             0.21              0.15
   Net realized and
     Unrealized gain (loss)
     on investments            2.88            (3.88)             5.32             1.49            (0.70)             1.37
                             ------           ------            ------           ------           ------            ------
Total from investment
  operations                   2.79            (3.95)             5.30             1.82            (0.49)             1.52
                             ------           ------            ------           ------           ------            ------
Less distributions:
   From net
     investment income           --               --                --            (0.26)           (0.17)            (0.02)
   From net realized gains       --            (1.78)               --            (0.50)              --                --
                             ------           ------            ------           ------           ------            ------
                                 --            (1.78)               --            (0.76)           (0.17)            (0.02)
                             ------           ------            ------           ------           ------            ------
Net asset value,
  end of period              $12.36           $ 9.57            $15.30           $11.90           $10.84            $11.50
                             ------           ------            ------           ------           ------            ------
                             ------           ------            ------           ------           ------            ------

TOTAL RETURN                 29.15%          (27.63%)           53.05%**<F18>    17.12%           (4.32%)           15.21%**<F18>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (millions)                 $120.8           $ 80.4            $ 91.3           $ 26.3           $ 21.9            $ 13.5**<F18>
Ratio of expenses to average
  net assets:
   Before expense
     reimbursement            1.15%            1.16%             1.63%++<F19>     1.38%            1.45%             2.66%++<F19>
   After expense
     reimbursement            1.15%            1.16%             1.56%++<F19>     1.38%            1.45%             1.85%++<F19>
Ratio of net investment (loss)
  income to average net assets:
   Before expense
     reimbursement           (0.84%)          (0.86%)           (1.19%)++<F19>    2.58%            2.12%             1.93%++<F19>
   After expense
     reimbursement           (0.84%)          (0.86%)           (1.12%)++<F19>    2.58%            2.12%             2.73%++<F19>
Portfolio turnover rate     125.19%          119.98%            15.52%          122.79%           51.56%             2.01%

 *<F17>   Commencement of operations.
**<F18>   Not Annualized.
++<F19>   Annualized.

FUNDS
Hennessy Cornerstone Value Fund
Hennessy Cornerstone Growth Fund
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, California  94945

INVESTMENT MANAGER
Edward J. Hennessy, Incorporated
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, California  94945

ADMINISTRATOR
Investment Company Administration, LLC
4455 E. Camelback Road, Suite 261 E
Phoenix, AZ  85018

DISTRIBUTOR
First Fund Distributors, Inc.
4455 E. Camelback Road, Suite 261 E
Phoenix, AZ  85018

TRANSFER AGENT AND CUSTODIAN
Firstar Mutual Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202

AUDITORS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY  10036

LEGAL COUNSEL
Foley & Lardner
777 East Wisconsin Avenue
Milwaukee, WI  53202

                            CORNERSTONE GROWTH FUND
                             CORNERSTONE VALUE FUND
                     SERIES OF HENNESSY MUTUAL FUNDS, INC.
                             WWW.HENNESSY-FUNDS.COM

   For investors who want more information about the Funds, the following documents are available free upon request:

   ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

   STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

   You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                          Hennessy Mutual Funds, Inc.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                           Novato, California  94945
                           Telephone: 1-800-966-4354

   You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Fund are also available:

   o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov., or

   o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

   o For a fee, by electronic request at the following e-mail address: publicinfosec.gov. (The Fund's SEC Investment Company Act file number is 811-07695)

                                      (The Fund's SEC Investment Company Act
                                      file number is 811-07695)

   To learn more about the Hennessy Mutual Funds (formerly known as the O'Shaughnessy Funds) you may want to read the Hennessy Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Hennessy Mutual Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

   You also may learn more about the Hennessy Mutual Funds' investments by reading the Hennessy Mutual Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

   The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-261-6950.

   Prospective investors and shareholders who have questions about the Hennessy Mutual Funds may also call the above number or write to the following address:

          The Hennessy Mutual Funds, Inc.
          The Courtyard Square
          750 Grant Avenue
          Suite 100
          Novato, CA  94945

   The general public can review and copy information about the Hennessy Mutual Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about the Hennessy Mutual Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

          Public Reference Section
          Securities and Exchange Commission
          Washington, D.C.  20549-6009

   Please refer to the Hennessy Mutual Funds' Investment Company Act File No. 811-07695, when seeking information about the Hennessy Mutual Funds from the Securities and Exchange Commission.